UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

3801 South Oliver, Wichita, Kansas	67210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On March 11, 2015, following the change in Philip Anderson’s position from Senior Vice President, Defense and Contracts to Senior Vice President, Defense Programs, Spirit AeroSystems Holdings, Inc. (the “Company”) decided to adjust his annual compensation to bring it more in line with the market compensation for his position.  Effective March 20, 2015, Mr. Anderson’s annual base salary will be $400,000 and he will be entitled to receive an award under the Short Term Incentive portion of the Company’s Omnibus Plan with a value equal to 80% of his annual base salary and an award under the Long Term Incentive portion of the Company’s Omnibus Plan with a value equal to 100% of his annual base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: March 17, 2015	/s/ Jon D. Lammers
Jon D. Lammers
Senior Vice President, General Counsel and Secretary